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                                                                      Exhibit 10

                              Employee Stock Plan

         In recognition of their past services to Diversified Security Solutions, Inc. (the "Corporation") during 2003, the Corporation is authorized to issue and deliver to certain officers and employees a total of 52,550 shares of the Corporation's previously authorized but unissued Common Stock, which shares shall not be transferable by such individuals in the absence of a registration statement or an applicable exemption from registration.